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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 18, 2009

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Retirement of Robert M. Budin from Board of Directors

On December 18, 2009, Research Frontiers Inc. (Nasdaq: REFR), the developer and licensor of SPD-Smart(TM) light-control technology, announced that Robert M. Budin is retiring from its Board of Directors effective as of December 31, 2009.

Mr. Budin noted that "It has been a privilege to be part of Research Frontiers' development as the SPD light-control industry was born and has come of age. I have served on the Research Frontiers
Board of Directors for twenty-two years and enjoyed participating in the birth of this industry which has so many benefits in terms of energy-savings, aesthetics, comfort and safety. Now that the technology is in production, the pace of its growth is accelerating, and new Board members have joined to help the Company during its next phase of development. I leave the Company with strong leadership and good business partners to help it achieve its great potential as a world-transforming technology."

Robert L. Saxe, Chairman of Research Frontiers' Board of Directors and founder of the Company, noted that "Bob Budin became involved with Research Frontiers right before its public offering and led a group of investors which enabled Research Frontiers to become a public company and to develop SPD light-control technology into a budding industry.
Now a number of the world's largest glass and chemical companies have become licensed to use Research Frontiers SPD-Smart light control technology, and are building businesses around this important technology. Bob Budin has helped me guide our Company through its early formative years, and has contributed to our success. We greatly appreciate his many years of service to our Company."

Mr. Budin, age 77, has been a director of the Company since 1987.
Mr. Budin was a Senior Vice President of Harold C. Brown & Co., Inc. until his retirement in 1990. Mr. Budin was a stockbroker and had been employed at Harold C. Brown & Co., Inc. since 1963. Mr. Budin served on the Company's Nominating and Corporate Governance, Compensation, and Audit Committees.

Research Frontiers' press release about the foregoing dated
December 18, 2009 is incorporated herein by reference and filed as
Exhibit 99.1 hereto. A copy of this press release is available on the Company's website at http://www.SmartGlass.com.


This report, and the press release referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to:
sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10-K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.


The information in this Form 8-K, and the press release referred to herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933,except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

99.1 Research Frontiers Press Release dated December 18, 2009


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
                                          ---------------------------
                                          By: Joseph M. Harary
                                          Title: President

Dated: December 18, 2009